Exhibit 99

Continuing to Erect Structural Steel & Chutes

Installed Two Depressurization Vessels

Structural Steel Topped Out

Constructing Main Incinerator System Equipment and Ducting

Site Overview

Continuing to Erect Structural Steel & Chutes



KFx

Installed Two Depressurization Vessels



KFx

Structural Steel Topped Out



KFx

Constructing Main Incinerator System Equipment and Ducting



KFx

Site Overview



KFx